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                                                                  EXHIBIT 10.1



                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of January 2, 1997, by and among CTI Group (Holdings) Inc., a Delaware corporation ("Company"), and the Holders.

2. Definitions. For purposes of this Agreement:

         (a) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act") and, to the extent possible, in compliance with Rule 415 under the Act, and the declaration or ordering of effectiveness of such registration statement or document;

         (b) The term "Registrable Securities" means the (i) 795,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock") issuable pursuant to the terms of the Agreement and Plan of Merger, dated as of the 16th day of December, 1996, by and among CTI Group (Holdings) Inc., CGI Acquisition Corp., Soft-Com Inc. and John Perri (the "Merger"); and (ii) 90,000 shares of Common Stock issuable upon exercise of that certain option dated the date hereof to be issued to North American Venture Capital Fund.

         (c) The term "Holders" means all of the persons who acquire Registrable Securities pursuant to the Merger or any permitted assignee thereof.

3. Demand Registration. (a) If, on or after that date which is three years from the date hereof, holders of in excess of twenty-five percent (25%) of the Registrable Securities which at such time ("Initiating Holders"), have not been registered for resale pursuant to an effective registration statement with the U.S. Securities and Exchange Commission ("SEC"), provide the Company with written notice requesting that the Company cause a registration statement with respect to such Registrable Securities to be filed with the SEC, the Company shall promptly give written notice of such request to holders of all such Registrable Securities. The Company shall use its best efforts to cause all the shares of Common Stock held by the Initiating Holders and all other holders who notify the Company in writing within thirty (30) days of receipt of such notice of their election to include such shares of Registrable Securities in such registration statement, to be registered under the Act.

         (b) The Company shall not be required to file and cause to be effective more than one (1) registration statement pursuant to Section 2(a).

4. Piggyback Registration. If (but without any obligation to do so) the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Act in connection with the public offering of such securities (other than a registration on Form S-8 or on Form S-4), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder within thirty (30) days after mailing such notice by the Company, which request shall state the intended method of disposition of such shares of such Holder, the Company shall cause to


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be registered under the Act all of the Registrable Securities that each such
Holder has requested to be registered (a "Piggyback Registration").

5. Limitation on Obligation to Register.

         (a) In the case of a Piggyback Registration on an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of (i) all Registrable Securities proposed to be included by the Holders pursuant to Section 3 hereof and (ii) all other securities of the Company proposed to be included in such registration statement for the account of persons other than the Company would interfere with the successful marketing of the securities proposed to be registered by the Company, then Registrable Securities may be excluded from such registration statement only to the extent that the underwriter shall require. Any such exclusion of Registrable Securities shall be pro-rata among the Holders who had requested Piggyback Registration and the other persons (the "Other Holders") for the account of whom securities are being included in such registration statement, other than the Company (such securities held by Other Holders being hereinafter referred to as "Other Securities"), in the proportion that the number of Registrable Securities or Other Securities which each such Holder or Other Holder seeks to register bears to the total number of Registrable Securities and Other Securities sought to be included by all Holders and Other Holders; provided, however, that Registrable Securities may be excluded from such registration statement only to the extent that the Company has first excluded all outstanding securities held by persons who are not entitled to inclusion of such securities in such registration statement or are not entitled to inclusion on a pro-rata basis with the Registrable Securities.

         (b) Notwithstanding anything to the contrary herein, the Company shall have the right (i) to defer the initial filing or request for acceleration of effectiveness of any Piggyback Registration or (ii) after effectiveness, to suspend effectiveness of any such registration statement, if, in the good faith judgment of the board of directors of the Company and upon the advice of counsel to the Company, such delay in filing or requesting acceleration of effectiveness or such suspension of effectiveness is necessary in light of the existence of material non-public information (financial or otherwise) concerning the Company, disclosure of which at the time is not, in the opinion of the board of directors of the Company upon the advice of counsel (A) otherwise required and (B) in the best interests of the Company.

         (c) Any "piggyback" registration rights granted by the Company to holders of its securities after the date hereof, shall provide that such holders' securities shall be included in any registration statement registering Registrable Securities on a pari passu basis with all Registrable Securities therein.

6. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall:


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         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep the registration statement effective and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

         (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

         (d) Use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the holders of the Registrable Securities covered by such registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

         (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

         (f) Notify each Holder who holds Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.


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7. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

8. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding fees and expenses of counsel for the Holders and underwriting discounts and commissions relating to Registrable Securities.

9. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each "Holder Indemnified Person" (defined for purposes of this Section 8 as each Holder, the shareholders, parties, employees, agents, officers and directors of each Holder acting in their capacity as such, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act")), against any losses, claims, damages, expenses, or liabilities (joint or several) ("Losses") to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder Indemnified Person for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending any such Loss or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such Loss or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss or action to the extent that it arises out of or is based upon a Violation which occurs (i) in reliance upon and in conformity with information furnished expressly for use in connection with such registration by any such Holder Indemnified Person, or (ii) the failure of such Holder Indemnified Person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company or underwriters has furnished such person with a sufficient number of copies of the same.


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         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the "Company Indemnified Persons" (defined for the purpose of this Section 8 as the Company, each of its directors in their capacity as such, each of its officers who have signed the registration statement in their capacity as such, each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, any underwriter and any other stockholder selling securities in such registration statement), against any Losses (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in reliance upon and in conformity with information furnished by such Holder expressly for use in connection with such registration or actions taken by an Holder or its directors, officers, employees or agents; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such Company Indemnified Person in connection with investigating or defending any such Losses or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such Losses or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, however, that, in no event shall any indemnity under this subsection 8(b) exceed the net proceeds from the offering received by such Holder.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

         (d) To the extent any indemnification by an indemnifying party pursuant to this Section 8 is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 8, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of

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Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities.

         (e) The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

10. Amendment of Registration Rights. Any provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a 75% of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

11. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, by certified, registered, overnight or regular mail and shall be addressed if to (i) the Company at Chief Financial Officer, CTI Group (Holdings) Inc., 901 South Trooper Road, Valley Forge, PA 19484, Telecopy No. (610) 666-7707 and (ii) the Holders at their respective last address as the party shall have furnished in writing as a new address to be entered on such register.

12. Termination. This Agreement shall terminate on the later to occur of (a) the date that is five years from the date of this Agreement and (b) the date any distribution of Registrable Securities described in a registration statement filed pursuant to this Agreement is completed; but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination or (ii) other indemnification obligations under this Agreement.

13. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders and the Company, respectively; provided, however, that the rights of an Holder may be transferred to a subsequent holder of the Holder's Registrable Securities including, without limitation, a partner of an Holder (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Piggyback Registration, a writing executed by such transferee agreeing to be bound as an Holder by the terms of this Agreement); and provided, further, however, that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include, without limitation, a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the 1934 Act, which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise

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arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the city and county of Philadelphia in the Commonwealth of Pennsylvania.

14. Third Party Beneficiaries. It is the intent of the parties that the provisions of this Agreement inure to the benefit of all of the Holders, whether or not they execute this Agreement.


                  [Remainder of Page Intentionally Left Blank]








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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                        CTI GROUP (HOLDINGS) INC.


                                        By:
                                            ---------------------------------
                                              Name:
                                              Title:


                                        HOLDER



                                        -------------------------------------
                                        Name


                                        By:
                                            ---------------------------------
                                               (Signature)


                                        Address:______________________________

                                                ______________________________

                                                ______________________________
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